UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2024

SOUTHSTATE CORPORATION

(Exact name of registrant as specified in its charter)

South Carolina (State or Other Jurisdiction of Incorporation)	001-12669 (Commission File Number)	57-0799315 (IRS Employer Identification No.)

1101 First Street South, Suite 202 Winter Haven, FL (Address of principal executive offices)	33880 (Zip Code)

(863) 293-4710

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50 per share	SSB	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

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Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of the Company was held on April 24, 2024. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s solicitations. A total of 76,149,892 shares of the Company’s common stock were entitled to vote as of February 28, 2024, the record date for the Annual Meeting. There were 69,629,577 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on four proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each such proposal.

Proposal No. 1:Election of Directors. The following directors were elected to serve until the annual meeting of shareholders in 2025 or until their successors are duly designated and qualified. Each nominee was an incumbent director, no other person was nominated, and each nominee was elected. The number of votes cast was approximately as follows:

Nominees for Director	Votes For	Votes Withheld/Abstained	Broker Non-Votes
Ronald M. Cofield, Sr.	62,257,867	237,581	7,134,129
Shantella E. Cooper	60,126,558	2,368,890	7,134,129
John C. Corbett	62,232,662	262,786	7,134,129
Jean E. Davis	60,133,126	2,362,322	7,134,129
Martin B. Davis	62,234,938	260,510	7,134,129
Douglas J. Hertz	61,994,678	500,770	7,134,129
G. Ruffner Page, Jr.	62,242,462	252,986	7,134,129
William Knox Pou, Jr.	54,649,116	7,846,332	7,134,129
James W. Roquemore	62,257,836	237,612	7,134,129
David G. Salyers	62,198,181	297,267	7,134,129
Joshua A. Snively	60,313,889	2,181,559	7,134,129

Proposal 2:  Compensation of Named Executive Officers. The shareholders voted to approve the non-binding advisory proposal on the compensation of the Company’s Named Executive Officers, as disclosed in the proxy statement. The results of the vote were as follows:

Voting For	53,860,190
Voting Against	8,461,810
Abstain from Voting	173,448
Non-Votes	7,134,129
69,629,577

Proposal 3: Amended and Restated 2020 Omnibus Incentive Plan. The shareholders voted to approve the Amended and Restated 2020 Omnibus Incentive Plan, as disclosed in the proxy statement. The results of the vote were as follows:

Voting For	59,486,109
Voting Against	2,887,808
Abstain from Voting	121,531
Non-Votes	7,134,129
69,629,577

Proposal 4:  Appointment of Independent Registered Public Accounting Firm. The shareholders voted to ratify, as an advisory, non-binding vote, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The results of the vote were as follows:

Voting For	69,237,331
Voting Against	265,843
Abstain from Voting	126,403
Non-Votes	—
69,629,577

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHSTATE CORPORATION
(Registrant)

By:	/s/ William E. Matthews, V
William E. Matthews, V
Senior Executive Vice President and
Chief Financial Officer

Dated: April 24, 2024

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